EXHIBIT 10.8

[DEVON LOGO]
--------------------------------------------------------------------------------
                                                   Devon Energy Corporation
                                                   Devon Energy Tower
                                                   1200 Smith Street, Suite 3300
                                                   Houston, Texas 77002

Christopher N. Claeys
Senior Staff Land Representative
Direct Line:   (713) 286-5862
Fax:           (713) 286-5737
Email: chris.claeys@dvn.com

May 3, 2006                                       VIA FACSIMILE & CERTIFIED MAIL
                                                  ------------------------------

Ridgewood Energy Corporation
Attention: Randy Bennett
11700 Old Katy Road, Suite 280
Houston, Texas 77079

Re:     Participation Agreement dated September 15, 2005
        Mercury Prospect (OCS-G 3332 A-10 Well)
        Eugene Island Area, South Addition, Block 337 (OCS-G 3332) Offshore, Louisiana

Gentlemen;

By letter dated October 13, 2005, and subsequent communications between representatives of Ridgewood Energy Corporation ("Ridgewood") and Devon Energy Production Company, L.P. ("Devon"), Ridgewood has been made aware and kept apprised of the status and progress of Devon's efforts to recover from the major scheduling disruptions caused by Hurricane Rita in September 2005 with respect to the activities necessary to cause the drilling of the Eugene Island Area, South Addition, Block 337 OCS-G 3332 A-10 well. This letter is written to update Ridgewood on recent developments affecting the drilling schedule and costs, and to seek Ridgewood's agreement to continue its participation in the drilling of the OCS-G 3332 A-10 well covering the Mercury prospect.

As you know, the rig Devon intends to utilize for this drilling operation, the Rowan Alaska, is currently on location at our mutual "Barber" prospect well in Eugene Island Block 334. At present, Devon's drilling schedule plans call for moving the Rowan Alaska to the Mercury location after drilling and completion operations at the Barber and "Chopin" prospects Eugene Island 334 "D" platform ("El 334 "D") location are finalized. The repairs to the Eugene Island 337 "A" platform ("El 337 "A") are progressing, and are anticipated to be completed in time to proceed with the drilling of the Mercury prospect immediately after conclusion of operations at El 334 "D". Devon's current schedule for El 337 "A" repairs indicate that commencement of operations for the OCS-G 3332 A-10 well should occur in the late July 2006 to early August 2006 timeframe, subject to any additional delays, including but not limited to, weather, rig and equipment availability, the well operations being conducted at the El 334 "D" location, and repairs to El 337 "A".

By letter dated April 24, 2006 Devon advised Ridgewood that Devon deemed the captioned Participation Agreement (the "Agreement") to have expired due to the parties failure to mutually agree upon the terms of Ridgewood's continued participation in the OCS-G 3332 A-10 well. Upon further conversation with Ridgewood, and acknowledging both parties' continued desire to pursue drilling the OCS-G 332 A-10 well, Devon hereby retracts and rescinds its April 24, 2006 letter. Ridgewood and Devon further agree and affirm that the Agreement has been and is still in effect, having been extended and preserved by force majeure events, specifically, post-hurricane delays caused by platform and equipment damages, and the lack of available rigs, crews, materials and equipment to conduct repairs and drilling operations, and each party reaffirms its respective obligations as set forth in the Agreement.

However, due to the changes in costs and scheduling subsequent to the execution of the Agreement, Devon would prefer that the parties arrive at an agreed upon continuance of our mutual contractual obligations. To this end, Devon is enclosing for Ridgewood's information a copy of the recently updated Authority for Expenditure (AFE) generated for the drilling and evaluation of the OCS-G 3332 A-10 well. As can be seen, the overall costs for this project have escalated. The total estimated dry hole costs are now approximately $21,221,300.00. Additionally, Devon wishes to advise Ridgewood that the drilling contract for the Rowan Alaska will escalate from its current $160,000.00 per day rate as reflected in the attached AFE, to $165,000.00 per day, effective September 1, 2006 through December 1, 2006. After December 1, 2006 the Rowan Alaska drilling contract is subject to further escalation at then current market rates. The attached AFE represents the best estimate of the dry hole costs that Ridgewood can reasonably expect to bear in the event Ridgewood elects to continue to participate in the Mercury prospect. Therefore, Devon proposes that Ridgewood and Devon agree upon the following:

     1. The parties agree to honor the intent of the Agreement with respect to the promote limit, being an amount equal to 120% of the originally estimated OCS-G 3332 A-10 well dry hole costs of $11,957,000.00 per the AFE attached as Exhibit "B" to the Agreement, and agree to limit Ridgewood's promoted interest expenditures to 44% of $14,348,400.00 (120% x $11,957,000.00 = $14,348,400.00) or a net $6,313,296.00 to
          Ridgewood, or upon reaching Contract Depth as defined in the Agreement, whichever event shall occur first.

     2. Ridgewood agrees to bear its unpromoted 33% share of the total OCS-G 3332 A-10 well costs above a gross cost of $14,348,400.00. Ridgewood also agrees to bear its proportionate share of any increase in the day rate for the Rowan Alaska that will occur on September 1, 2006 and December 1, 2006, should operations on the OCS-G 3332 A-10 well be in progress on and after said dates.

     3. Except as herein amended, the Agreement shall remain in full force and effect as presently written.

While the revised estimated costs to drill the OCS-G 3332 A-10 well represent a change to the overall project economics, Devon still views the prospect as a viable drilling opportunity and recommends proceeding with the drilling of the OCS-G 3332 A-10 well after mutually agreeing to extend the Contract Spud Date, as defined in the Agreement, to on or before October 1, 2006. Devon recognizes that Ridgewood may or may not agree with its assessment. Therefore, should Ridgewood elect to not continue its participation in the Mercury prospect, Devon recommends that the parties mutually agree to terminate the Agreement with no further liability to either party, other than the continuing obligations contained in Article 26 Confidential Data, of the Agreement.

Please indicate as to whether or not Ridgewood desires to continue to participate in the Mercury prospect and agrees to extend the Agreement by executing in the space provided for the appropriate option and returning one original of this letter before 4:00 PM on Monday, May 8, 2006. Should Ridgewood not respond to this letter by May 8, 2006, Devon shall deem that Ridgewood no longer desires to participate in the Mercury prospect, and that Ridgewood agrees that the Agreement has terminated and is of no further force or effect except for the continuing obligations of Article 26.

Should you have any questions or wish to discuss this letter, please contact Chris Claeys at (713) 286 5862.

Very truly yours,

Devon Energy Production Company, L.P.

/s/ Christopher N. Claeys
Christopher N. Claeys


Enclosure (FYI Only copy of revised DVN AFE No. 119917)

Option No. 1
------------

Ridgewood Energy Corporation hereby agrees to the following:

     1)   The Agreement is in full force and effect between the parties hereto;
     2) To bear its promoted interest share of the OCS-G 3332 A-10 well costs to a limit of 120% of $11,957,000.00 (being $14,348,400.00), or a net
          $6,313,296.00 to Ridgewood of the estimated dry hole costs for such well unless Contract Depth is achieved prior to a gross well cost of $14,348,400.00 has been expended, and thereafter bear 33% of total well costs.
     3) The Contract Spud Date referenced in Article 2 of the Agreement is hereby amended from December 31, 2005 to on or about October 1, 2006.
     4) Except as amended herein, the Agreement remains in full force and effect as presently written.

Agreed to and accepted this 4th day of May, 2006.

Ridgewood Energy Corporation



By: /s/ Randy Bennett
    -----------------
Name:   Randy Bennett
        -------------
Title:  Land Manager
       ------------



Option No. 2
------------

Ridgewood Energy Corporation hereby declares that it has no further desire to participate in the Mercury prospect well (OCS-G 3332 A-10) and hereby mutually agrees to terminate the Agreement with no further liability to either party hereto, provided, however, that Article 26 of the Agreement shall continue in effect. Ridgewood further agrees that it has no further claim, option, right or obligation to participate in the drilling of, production from, revenues generated by, or costs and expenses incurred for such well, whether said well is drilled by Devon or any other party, either now or in the future.

Agreed to and accepted this _____ day of May, 2006.

Ridgewood Energy Corporation



By:   ___________________________
Name: ___________________________
Title:___________________________

[DEVON LOGO]

El 337 # A10 - Mercury                                                                                        AFE NUMBER      119917
OPERATOR               NO OPERATOR SELECTED                                                                     AFE DATE
DIVISION               Gulf Divison                          AFE PREPARED BY                            WATER DEPTH (FT)         268
BLOCK                  Eugene Island               DRY HOLE Sibley, Greg                                        TMD (FT)      16,300
PROSPECT               Mercury                 CASE&SUSPEND                                                     TVD (FT)      12,860
COUNTY/STATE           /GM                       COMPLETION Haddad, Zlad                                      PBTMD (FT)
COUNTRY                USA              DRLG SUPERINTENDENT                                                   PBTVD (FT)
PROPERTY NUMBER                         COMP SUPERINTENDENT                                                 KB ELEV (FT)         100
LEGAL DESCRIPTION                                                                                                GL (FT)
BUDGETED               YES-ORIGINAL                                                                        EST START DATE
WORK DESCRIPTION       Drill and evaluate a 16,300'MD/12,860'TVD well to test the IC and L-1 Sands from the El 337'A' platform.

                                                                                   CASE &      216
SUB      DESCRIPTION                    206 DRY HOLE   377 P&A       TOTAL DH     SUSPEND*   COMPLETION   TOTAL C&C      TOTAL
011 LAND/LEGAL                        $           -            $           -     $      -    $       -   $       -    $           -
012 SURF DAMAGES/RIGHT OF WAY         $           -            $           -     $      -    $       -   $       -    $           -
013 LOCATION,ROADS,PITS,FENCES        $   175,500.00           $   175,500.00    $      -    $       -   $       -    $   175,500.00
014 ARCHEOLOGICAL TESTING             $           -            $           -                             $       -    $           -
019 OTHER SITE PREPARATION            $           -            $           -     $      -    $       -   $       -    $           -
022 WEATHER DELAY                     $           -            $           -     $      -    $       -   $       -    $           -
041 TURNKEY DRILLING COSTS            $           -            $           -     $      -    $       -   $       -    $           -
042 FOOTAGE                           $           -            $           -                             $       -    $           -
043 DAYWORK                           $10,548,200.00           $10,548,200.00    $      -    $       -   $       -    $10,548,200.00
044 MOB/DEMOB                         $ 1,005,600.00           $ 1,005,600.00    $      -    $       -   $       -    $ 1,005,600.00
045 DIRECTIONAL DRILLING              $   596,200.00           $   596,200.00                            $       -    $   596,200.00
049 OTHER CONTRACTOR SERVICES         $           -            $           -     $      -    $       -   $       -    $           -
055 TRAVEL                            $           -            $           -     $      -    $       -   $       -    $           -
056 MEALS/ENTERTAINMENT               $           -            $           -     $      -    $       -   $       -    $           -
101 DRILL BITS                        $   278,300.00           $   278,300.00    $      -    $       -   $       -    $   278,300.00
102 DRILLING/COMPLETION FLUIDS        $ 1,002,600.00           $ 1,002,600.00    $      -    $       -   $       -    $ 1,002,600.00
103 SURF RENTAL TOOLS & EQUIP.        $   320,600.00           $   320,600.00    $      -    $       -   $       -    $   320,600.00
104 DOWNHOLE RENTAL TOOLS & EQUIP.    $   188,900.00           $   188,900.00    $      -    $       -   $       -    $   188,900.00
109 OTHER MATERIALS & SUPPLIES        $    21,200.00           $    21,200.00    $      -    $       -   $       -    $    21,200.00
201 WELDING, ROUSTABOUTS & OTHER SERV $   176,400.00           $   176,400.00    $      -    $       -   $       -    $   176,400.00
202 DIRT WORK/HEAVY EQUIP.            $           -            $           -     $      -    $       -   $       -    $           -
203 TRUCKING & HOTSHOT                $   146,300.00           $   146,300.00    $      -    $       -   $       -    $   146,300.00
204 PIPELINE INSTALLATION             $           -            $           -     $      -    $       -   $       -    $           -
251 CEMENT & CEMENTING SERVICES       $   583,200.00           $   583,200.00    $      -    $       -   $       -    $   583,200.00
253 P&A-IDC COSTS                     $           -            $           -                 $       -   $       -    $           -
254 FLOWBACK EQUIP-TESTING SERVICES                                              $      -    $       -   $       -    $           -
255 LOGGING                           $           -            $           -     $      -    $       -   $       -    $           -
257 OPEN HOLE EVALUATION              $   456,400.00           $   456,400.00                                         $   456,400.00
258 DIVING/ROV EQUIP. SERVICES        $           -            $           -     $      -    $       -   $       -    $           -
259 CASING & TUBULAR SERVICES         $   355,100,00           $   355,100,00    $      -    $       -   $       -    $   355,100,00
263 FLUID DISPOSAL                    $           -            $           -     $      -    $       -   $       -    $           -
265 STIMULATION & GRAVEL PACK                                                    $      -    $       -   $       -    $           -
266 HELICOPTER TRANSPORTATION         $   216,900.00           $   216,900.00    $      -    $       -   $       -    $   216,900.00
267 MARINE TRANSPORTATION             $ 1,515,800.00           $ 1,515,800.00    $      -    $       -   $       -    $ 1,515,800.00
269 CONSULTANTS                       $    81,700.00           $    81,700.00    $      -    $       -   $       -    $    81,700.00
271 FISHING SERVICES                  $    63,600.00           $    63,600.00    $      -    $       -   $       -    $    63,600.00
281 COMMUNICATION SERVICES            $    25,600.00           $    25,600.00    $      -    $       -   $       -    $    25,600.00
301 ELECTRICITY USAGE                 $           -            $           -     $      -    $       -   $       -    $           -
302 WATER                             $     6,600.00           $     6,600.00    $      -    $       -   $       -    $     6,600.00
303 INJECTED CO2                      $           -            $           -                                          $           -
305 DYED DIESEL                       $           -            $           -     $      -    $       -   $       -    $           -
306 POWER & FUEL                      $   746,100.00           $   746,100.00    $      -    $       -   $       -    $   746,100.00
410 DEEPWATER-FEASIBILITY STUDY       $           -            $           -                                          $           -
411 DEEPWATER-INTERGRATED PRJTEM      $           -            $           -                                          $           -
412 DEEPWATER-DEVELOP PLAN            $           -            $           -                                          $           -
413 DEEPWATER-FINAL DESIGN            $           -            $           -                                          $           -
501 PULLING & SWABBING UNITS                                                     $      -    $       -   $       -    $           -
502 SNUBBING & COILED TUBING UNITS    $           -            $           -     $      -    $       -   $       -    $           -
503 BACKFILL PITS/RESTORE LOCATION    $           -            $           -     $      -    $       -   $       -    $           -
552 SAFETY EQUIPMENT & TRAINING       $     8,500.00           $     8,500.00    $      -    $       -   $       -    $     8,500.00
559 ENVIRONMENTAL & SAFETY MISC.      $   424,600.00           $   424,600.00    $      -    $       -   $       -    $   424,600.00
711 COMPANY SUPERVISION               $           -            $           -     $      -    $       -   $       -    $           -
721 OVERHEAD                          $           -            $           -     $      -    $       -   $       -    $           -
731 CONSTRUCTION OVERHEAD                                                        $      -    $       -   $       -    $           -
741 WELL CONTROL INSURANCE            $   106,400.00           $   106,400.00    $      -    $       -   $       -    $   106,400.00
751 LOST & DAMAGED EQUIPMENT          $           -            $           -     $      -    $       -   $       -    $           -
801 FIELD LABOR                       $           -            $           -     $      -    $       -   $       -    $           -
802 GENERAL LABOR                     $           -            $           -     $      -    $       -   $       -    $           -
805 REPAIR & RPL MTL-SURFACE                                                                 $       -   $       -    $           -
806 REPAIR & RPL MTL-SUBSURFACE                                                              $       -   $       -    $           -
831 VEHICLE EQUIPMENT                 $           -            $           -     $      -    $       -   $       -    $           -
841 COMPRESSOR RENTAL                                                                        $       -   $       -    $           -

[DEVON LOGO]

EI 337 # A10 - Mercury
                                                                                                              AFE NUMBER      119917
845 COMPRESSOR MAINTENANCE                                                                    $      -    $      -    $           -
861 FIELD OFFICE EXPENSE (SHOREBASE)  $           -            $           -     $      -     $      -    $      -    $           -
865 COMPANY BENEFITS                  $    11,900.00 $      -  $    11,900.00    $      -     $      -    $      -    $    11,900.00
895 TAXES-INTANGIBLE                  $           -            $           -     $      -     $      -    $      -    $           -
998 INTERNATIONAL-INTANGIBLES-OTHER   $           -            $           -     $      -     $      -    $      -    $           -
    TOTAL INTANGIBLE ITEMS            $19,062,200.00 $      -  $19,062,200.00    $      -     $      -    $      -    $19,062,200.00

                                                                                   CASE &        217
SUB DESCRIPTION                         207 DRY HOLE   378 P&A       TOTAL DH     SUSPEND*   COMPLETION   TOTAL C&C      TOTAL
895 TAXES-TANGIBLE                    $           -            $           -     $      -     $      -    $      -    $           -
901 SURFACE CASING                    $   420,000.00 $      -  $   420,000.00                 $      -    $      -    $   420,000.00
902 INTERMEDIATE CASING               $ 1,128,900.00 $      -  $ 1,128,900.00                 $      -    $      -    $ 1,128,900.00
903 PRODUCTION CASING                                $      -  $            -    $      -     $      -    $      -    $           -
904 CONDUCTOR / DRIVE PIPE            $   189,800.00 $      -  $   189,800.00                 $      -    $      -    $   189,800.00
907 P&A TUBING                                       $      -  $            -                 $      -    $      -    $           -
910 P&A SURFACE EQUIPMENT                            $      -  $            -                 $      -    $      -    $           -
911 LINER                             $   260,400.00 $      -  $   260,400.00    $      -     $      -    $      -    $   260,400.00
915 TUBING                                                                       $      -     $      -    $      -    $           -
921 SUCKER RODS                                                                  $      -     $      -    $      -    $           -
925 SUBSURFACE EQUIPMENT              $   100,000.00 $      -  $   100,000.00    $      -     $      -    $      -    $   100,000.00
931 WELLHEAD VALVES & EQUIPMENT       $    60,000.00 $      -  $    60,000.00    $      -     $      -    $      -    $    60,000.00
935 ARTIFICIAL LIFT EQUIPMENT                                                    $      -     $      -    $      -    $           -
941 TANKS                                                                        $      -     $      -    $      -    $           -
945 TREATING EQUIPMENT                                                           $      -     $      -    $      -    $           -
951 COMPRESSORS                                                                  $      -     $      -    $      -    $           -
953 CATHODIC PROTECTION                                                          $      -     $      -    $      -    $           -
955 WATER DISPOSAL PUMPS                                                         $      -     $      -    $      -    $           -
961 LINE PIPE, METERS & FITTINGS                                                 $      -     $      -    $      -    $           -
965 SUBSURFACE-OTHER TANGIBLE EQUIP                                              $      -     $      -    $      -    $           -
986 SURFACE-OTHER TANGIBLE EQUIP.                                                $      -     $      -    $      -    $           -
998 INTERNATIONAL-OTHER TANGIBLE EQUIP.$          -            $           -     $      -     $      -    $      -    $           -
    TOTAL TANGIBLE ITEMS               $2,159,100.00 $      -  $ 2,159,100.00    $      -     $      -    $      -    $ 2,159,100.00
                                                  AFE TOTAL    $21,221,300.00                             $      -    $21,221,300.00

[X] I would like to participate and WILL accept the well insurance.

____________________________________
          PARTNER SIGNATURE

[X] I would like to participate and DO NOT accept the well insurance.


____________________________________
          PARTNER SIGNATURE